UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): May 4, 2006

                                ERHC ENERGY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Colorado                       000-17325                 88-0218499
-----------------------        -----------------------       -------------------
(State of organization)        (Commission File Number)        (IRS Employer
                                                             Identification No.)

5444 Westheimer Road, Suite 1570                                    77056
--------------------------------                             -------------------
Houston, TX                                                       (Zip Code)
(Address of principal executive offices)

      Registrant's Telephone Number, including area code: (713) 626-4700

      Former name or former address, if changed since last report: Not
      Applicable

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On May 4, 2006, a search warrant issued by the U.S. District Court of the Southern District of Texas, Houston Division, was executed on ERHC Energy Inc. ("Company") for various records including, among other matters, documents related to correspondence with foreign governmental officials or entities in Sao Tome and Nigeria. The Company cooperated fully with the government in respect to this matter.





                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ERHC Energy Inc.



                                        By: /s/ Walter F. Brandhuber
                                            -------------------------
                                                Walter F. Brandhuber, President


DATE:    March 4, 2006